BROADWIND | THINK BIG.



Investor Presentation

January 2023

SAFE-HARBOR STATEMENT

This release contains "forward looking statements"—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. Forward looking statements include any statement that does not directly relate to a current or historical fact. We have tried to identify forward looking statements by using words such as "anticipate," "believe," "expect," "intend," "will," "should," "may," "plan" and similar expressions, but these words are not the exclusive means of identifying forward looking statements.

Our forward-looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following, many of which are, and will be, amplified by the COVID-19 pandemic: (i) the impact of global health concerns, including the impact of the current COVID-19 pandemic on the economies and financial markets and the demand for our products; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units; (iv) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary, in light of the COVID-19 pandemic; (v) our ability to continue to grow our business organically and through acquisitions, and the impairment thereto by the impact of the COVID-19 pandemic; (vi) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows; (vii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security, including with respect to any remote work arrangements implemented in response to the COVID-19 pandemic; (viii) the sufficiency of our liquidity and alternate sources of funding, if necessary; (ix) our ability to realize revenue from customer orders and backlog; (x) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow; (xi) the economy, including its stability in light of the COVID-19 pandemic, and the potential impact it may have on our business, including our customers; (xii) the state of the wind energy market and other energy and industrial markets generally and the impact of competition and economic volatility in those markets; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers; (xv) the effects of the change of administrations in the U.S. federal government; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions; (xvii) the potential loss of tax benefits if we experience an "ownership change" under Section 382 of the Internal Revenue Code of 1986, as amended; (xviii) our ability to utilize various relief options enabled by the Coronavirus Aid, Relief, and Economic Security Act (CARES Act); (xix) the limited trading market for our securities and the volatility of market price for our securities; and (xx) the impact of future sales of our common stock or securities convertible into our common stock on our stock price. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption "Risk Factors" in Part I, Item 1A of our most recently filed Form 10-K and our other filings with the Securities and Exchange Commission. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

BUSINESS UPDATE

BROADWIND VISION 2025

Leveraging our precision manufacturing expertise to support energy transition technologies

We seek to be a tier-1 producer and supplier of customer-driven fabrications and solutions that support next-generation energy transition technologies

We are positioning Broadwind to capitalize on a multi-decade investment trend within wind, solar, clean fuels, power and infrastructure

Strategic Growth Priorities

High-growth energy transition market focus

Drive high-performance culture focused on long-term value creation
Culture of accountability focused on delivering quality, innovative solutions

Maximize precision manufacturing share within growing, high-value energy transition markets
Partner with leading global organizations to deliver next-generation fabrications and tooling

Pursue bolt-on acquisitions of complementary assets that expand capabilities and TAM
Enhance service capabilities, augment product offering and accelerate our leadership position

Secure pipeline of high-value backlog to support profitable growth
Grow share-of-wallet with new and existing customers across diverse end-markets

Drive operational excellence to support commercial success
Drive margin expansion through plant optimization, operational improvements, multi-year commercial wins

TRANSFORMATIONAL NEW TOWER ORDER

Announced $175 million in wind tower purchase orders during 2023 and 2024

After a two-year hiatus, domestic onshore wind tower installation activity is gradually accelerating

During a period of evolving market conditions, we have continued to grow our share-of-wallet with long-term turbine OEM customers, while developing new relationships

Within our wind tower business, our primary objective is to grow in excess of the broader market through organic share gains, while building stable pipeline of profitable orders that support full utilization of our tower facilities in Texas and Wisconsin

$175 tower order announced in January 2023 supports at least 50% utilization across tower manufacturing system during the full-years 2023 and 2024

Transformational order advances core business development strategy
Reflects the successful expansion of this customer relationship that is expected to scale, over time

Order secures significant production capacity over multi-year period
Order secures ~50% of optimal tower production capacity across our facilities in 2023 and 2024

Anticipate ratable, paced utilization at both tower plants
Ordered tower sections will be produced at both the Company's Abilene and Manitowoc facilities

Order carries favorable economics, including the benefit of federal tax credit
Order will carry a favorable margin profile, one supportive of our strategic focus on profitable growth

More than doubles total backlog as of 9/30/22
Order more than doubles current total backlog, when compared to 9/30/22

PASSAGE OF IRA SUPPORTS MULTI-YEAR INVESTMENT IN WIND

Inflation Reduction Act of 2022 supports multi-decade decarbonization of domestic energy grid

IRA provides transformative, long-term funding for the entire energy ecosystem, including wind and solar

The passage of the IRA extends tax credit availability into the mid-2030s

The wind industry is poised to capitalize on available domestic content tax credits, providing long-term support for multi-year investments in both onshore and offshore wind development

We will seek to drive growth in excess of domestic onshore installation activity growth

United States Onshore Wind Development Forecast(1)

(Total GW Installed Annually, 2023-2030)



9.0
8.6
9.4
10.4
11.7
13.0
13.2
12.5
2023e
2024e
2025e
2026e
2027e
2028e
2029e
2030e

United States Offshore Wind Development Forecast(1)

(Total GW Installed Annually, 2023 to 2030)



0.8
1.0
4.1
5.4
4.7
4.4
5.3
5.4
2023e
2024e
2025e
2026e
2027e
2028e
2029e
2030e

(1) All forecast data sourced from Wood Mackenzie as of October 2022

INFLATION REDUCTION ACT IMPACT BENEFIT

At full utilization, IRA could provide up to ~$30 million in incremental annual gross profit beginning in 2023

The IRA serves to materially enhance tower production economics beginning in 2023

The IRA, which passed into law in 2022, provides critical industries, including those supporting the energy transition, with tax credits designed to accelerate a generational shift in the energy production mix from fossil fuels toward renewable energy, including wind.

Included within **section 45x** of the IRA is a provision for a new advanced manufacturing tax credit for which this order qualifies.

Theoretical IRA Benefit to Broadwind

Quantifying potential impact of the 45x advanced manufacturing credit

Annual tower production @ 100% utilization(1)	325 towers
Average MW per Tower(2)	3.1 avg. MW per tower
Total Watts per MW	1,000,0000
Cents Per Watt(3)	$0.03 per watt
Financial benefit of 45x credit per MW(4)	$30,000
Average benefit per tower(5)	$93,000
Theoretical annual gross profit benefit to Broadwind	**$30 million**

(1) Broadwind has an estimated 1,300 sections of annual optimal tower capacity; assuming each tower is four sections, the Company has the theoretical capacity to produce up to 325 towers
(2) Common OEM platforms range from 2.8 to 3.4 MW per tower
(3) As defined in the Inflation Reduction Act of 2022, section 45x (B)(2)(A)(iii)
(4) $0.03 x 1,000,000 watts per MW
(5) Assuming average MW per tower of 3.1

3Q22 PERFORMANCE SUMMARY

CONSOLIDATED FINANCIAL DATA

Balanced demand acceleration across wind and non-wind end-markets

Total Revenue

($MM)

11% y/y revenue growth driven by improved contributions from Heavy Fabrications and Gearing segments



$40.4
$50.0
$44.8
3Q21
2Q22
3Q22

Gross Profit

($MM)

81% y/y growth in gross profit driven by improved asset optimization, cost control; gross margin rate +323 bps y/y



$2.1
Gross Margin 5.1%
$2.4
$3.7
Gross Margin 8.4%
3Q21
2Q22
3Q22

Adjusted EBITDA

($MM)

$1.5 million y/y Adjusted EBITDA growth driven by improved operating leverage, demand strength



$0.4
$0.4
$1.9
3Q21
2Q22
3Q22

Net Income (Loss)

($MM)

Lower net loss resulting from improved operating leverage



Basic EPS ($0.11)
($2.1)
($2.7)
Basic EPS ($0.09)
($1.8)
3Q21
2Q22
3Q22

HEAVY FABRICATIONS SEGMENT

Tower demand accelerating following passage of Inflation Reduction Act

Segment Revenue

($MM)

7% y/y revenue growth driven by higher demand for industrial fabrication products, offset by lower tower sales



$28.7
$35.6
$30.6
3Q21
2Q22
3Q22

Segment EBITDA

($MM)

$0.5 million y/y EBITDA growth driven by improved sales volumes



$1.0
EBITDA Margin 3.3%
$1.2
$1.5
EBITDA Margin 4.7%
3Q21
2Q22
3Q22

Segment Orders

($MM)

137% y/y increase in segment orders, driven early-IRA demand for wind towers as development activity increases into 2023



$26.5
$12.9
$62.9
3Q21
2Q22
3Q22

Segment Backlog at Quarter-End

($MM)

72% y/y increase in segment backlog – highest segment backlog since 2Q20



$46.1
$46.9
$79.1
3Q21
2Q22
3Q22

GEARING SEGMENT

Improved energy, industrial and mining demand for gearing components

Segment Revenue

($MM)

35% y/y revenue growth driven by higher customer demand from within energy and industrial end-markets



$7.6
$10.1
$10.2
3Q21
2Q22
3Q22

Segment EBITDA

($MM)

$0.7 million y/y EBITDA growth driven by improved sales volumes and price realization



$0.5
EBITDA Margin 6.0%
$0.1
$1.2
EBITDA Margin 12.0%
3Q21
2Q22
3Q22

Segment Orders

($MM)

34% y/y increase in segment orders, driven by broad-based order growth across diverse markets



$11.5
$8.9
$15.5
3Q21
2Q22
3Q22

Segment Backlog at Quarter-End

($MM)

66% y/y increase in segment backlog – highest backlog (dollars) in recent company history



$23.6
$34.3
$39.0
3Q21
2Q22
3Q22

PRUDENT CAPITAL MANAGEMENT

Sequential increase in liquidity; building inventory to support incoming tower demand

Cash & Credit Facility Availability at Quarter-End

($MM)

Sufficient liquidity to support business growth; Nearly $15 million in cash and liquidity



$21.1
$10.2
$14.8
3Q21
2Q22
3Q22

Net Debt Outstanding(1)

($MM)

Total debt and finance lease obligations of $29.0 million; higher interest rates have impacted net income



$8.0
$22.9
$27.5
3Q21
2Q22
3Q22

Total Working Capital

($MM)

Decline in project deposits, offset by higher intentional growth in inventory



$19.6
$25.7
$26.3
3Q21
2Q22
3Q22

Total Inventory On-Hand

($MM)

Higher inventory to support expected customer demand, new project activity



$24.9
$34.9
$33.9
3Q21
2Q22
3Q22

(1) On August 4, 2022, Broadwind entered into a $35.0 million Senior Secured Revolving Credit Facility (the "Credit Facility"), including an optional $10.0 million accordion feature, and a $7.6 million Senior Secured Term Loan (the "Term Loan"). The Term Loan bears interest at SOFR +2.5%; the Credit Facility bears interest at SOFR +2.0-2.5%, subject to the level of excess availability on the Credit Facility.

APPENDIX

EXHIBIT A

Orders, Revenues and Operating Income (Loss) Consolidated and by Segment

	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
ORDERS:				
Heavy Fabrications	$ 62,873	$ 26,539	$ 110,022	$ 62,096
Gearing	15,523	11,546	38,526	29,325
Industrial Solutions	6,061	4,512	14,648	11,831
Total orders	$ 84,457	$ 42,597	$ 163,196	$ 103,252
REVENUES:				
Heavy Fabrications	$ 30,640	$ 28,675	$ 93,486	$ 87,282
Gearing	10,190	7,562	30,890	20,315
Industrial Solutions	4,020	4,213	13,142	12,357
Corporate and Other	(7)	(61)	(819)	(346)
Total revenues	$ 44,843	$ 40,389	$ 136,699	$ 119,608
OPERATING PROFIT/(LOSS):				
Heavy Fabrications	$ 372	$ (445)	$ (11)	$ (1,873)
Gearing	624	(219)	(73)	(2,090)
Industrial Solutions	(191)	(108)	(368)	(169)
Corporate and Other	(1,325)	(1,225)	(4,053)	(4,487)
Total operating loss	$ (520)	$ (1,997)	$ (4,505)	$ (8,619)

EXHIBIT B

GAAP to Non-GAAP Consolidated Adjusted EBITDA Reconciliation

Consolidated	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Net (Loss) Income	$ (1,772)	$ (2,105)	$ (6,879)	$ 6,937
Interest Expense	1,234	269	2,355	816
Income Tax Provision	14	24	36	101
Depreciation and Amortization	1,486	1,594	4,581	4,758
Share-based Compensation and Other Stock Payments	935	619	2,166	1,806
Adjusted EBITDA (Non-GAAP)	$ 1,897	$ 401	$ 2,259	$ 14,418

Heavy Fabrications Segment	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Net (Loss) Income	$ (231)	$ (313)	$ (1,009)	$ 6,629
Interest Expense	651	124	1,246	381
Income Tax (Benefit) Provision	(48)	(68)	(249)	2,124
Depreciation	852	967	2,594	2,903
Share-based Compensation and Other Stock Payments	226	248	697	731
Adjusted EBITDA (Non-GAAP)	$ 1,450	$ 958	$ 3,279	$ 12,768

Gearing Segment	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Net Income (Loss)	$ 581	$ (236)	$ (185)	$ 1,835
Interest Expense	41	13	131	33
Income Tax Provision	1	3	4	10
Depreciation and Amortization	477	464	1,507	1,383
Share-based Compensation and Other Stock Payments	119	213	397	356
Adjusted EBITDA (Non-GAAP)	$ 1,219	$ 457	$ 1,854	$ 3,617

EXHIBIT B
GAAP to Non-GAAP Consolidated Adjusted EBITDA Reconciliation

Industrial Solutions Segment	Three Months Ended September 30,				Nine Months Ended September 30,			
	2022		2021		2022		2021	
Net (Loss) Income	$	(283)	$	(130)	$	(540)	$	684
Interest Expense		81		11		147		43
Income Tax Provision		9		9		20		56
Depreciation and Amortization		97		104		299		315
Share-based Compensation and Other Stock Payments		48		43		182		146
Adjusted EBITDA (Non-GAAP)	$	(48)	$	37	$	108	$	1,244

Corporate and Other	Three Months Ended September 30,				Nine Months Ended September 30,			
	2022		2021		2022		2021	
Net Loss	$	(1,839)	$	(1,426)	$	(5,145)	$	(2,211)
Interest Expense		461		121		831		359
Income Tax Provision (Benefit)		52		80		261		(2,089)
Depreciation and Amortization		60		59		181		157
Share-based Compensation and Other Stock Payments		542		115		890		573
Adjusted EBITDA (Non-GAAP)	$	(724)	$	(1,051)	$	(2,982)	$	(3,211)

EXHIBIT C
Consolidated Statement of Cash Flows

	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:		
Net (loss) income	$ (6,879)	$ 6,937
Adjustments to reconcile net cash used in operating activities:		
Depreciation and amortization expense	4,581	4,758
Paycheck Protection Program loan forgiveness	-	(9,151)
Deferred income taxes	(13)	19
Change in fair value of interest rate swap agreements	(27)	18
Stock-based compensation	760	857
Allowance for doubtful accounts	(18)	(434)
Common stock issued under defined contribution 401(k) plan	915	870
Loss (gain) on disposal of assets	3	(33)
Changes in operating assets and liabilities:		
Accounts receivable	(3,096)	(360)
Employee retention credit receivable	497	(503)
Contract assets	(2,353)	763
Inventories	(525)	1,848
Prepaid expenses and other current assets	(1,200)	689
Accounts payable	4,968	(4,321)
Accrued liabilities	1,271	(2,285)
Customer deposits	(9,006)	(11,139)
Other non-current assets and liabilities	(149)	644
Net cash used in operating activities	(10,271)	(10,823)
CASH FLOWS FROM INVESTING ACTIVITIES:		
Purchases of property and equipment	(2,757)	(1,369)
Proceeds from disposals of property and equipment	-	33
Net cash used in investing activities	(2,757)	(1,336)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Proceeds from line of credit, net	7,966	4,039
Payments for deferred financing costs	(470)	-
Proceeds from long-term debt	8,113	613
Payments on long-term debt	(261)	(159)
Principal payments on finance leases	(1,347)	(1,197)
Shares withheld for taxes in connection with issuance of restricted stock	(546)	(1,503)
Proceeds from sale of common stock, net	230	9,329
Net cash provided by financing activities	13,685	11,122
NET INCREASE (DECREASE) IN CASH	657	(1,037)
CASH beginning of the period	852	3,372
CASH end of the period	$ 1,509	$ 2,335

EXHIBIT D

Consolidated Balance Sheet

	September 30, 2022	December 31, 2021
ASSETS		
CURRENT ASSETS:		
Cash	$ 1,509	$ 852
Accounts receivable, net	16,916	13,802
Employee retention credit receivable	-	497
Contract assets	3,489	1,136
Inventories, net	33,902	33,377
Prepaid expenses and other current assets	3,858	2,661
Total current assets	59,674	52,325
LONG-TERM ASSETS:		
Property and equipment, net	45,497	43,655
Operating lease right-of-use assets	16,872	18,029
Intangible assets, net	2,902	3,453
Other assets	1,119	585
TOTAL ASSETS	$ 126,064	$ 118,047
LIABILITIES AND STOCKHOLDERS' EQUITY		
CURRENT LIABILITIES:		
Line of credit and other notes payable	$ 15,629	$ 6,650
Current portion of finance lease obligations	1,967	2,060
Current portion of operating lease obligations	1,871	1,775
Accounts payable	21,436	16,462
Accrued liabilities	4,897	3,654
Customer deposits	3,076	12,082
Total current liabilities	48,876	42,683
LONG-TERM LIABILITIES:		
Long-term debt, net of current maturities	8,489	177
Long-term finance lease obligations, net of current portion	2,881	2,481
Long-term operating lease obligations, net of current portion	17,180	18,405
Other	24	167
Total long-term liabilities	28,574	21,230
COMMITMENTS AND CONTINGENCIES		
STOCKHOLDERS' EQUITY:		
Preferred stock, $0.001 par value; 10,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $0.001 par value; 30,000,000 shares authorized; 20,944,873 and 19,859,650 shares issued as of September 30, 2022 and December 31, 2021, respectively	21	20
Treasury stock, at cost, 273,937 shares as of September 30, 2022 and December 31, 2021, respectively	(1,842)	(1,842)
Additional paid-in capital	396,730	395,372
Accumulated deficit	(346,295)	(339,416)
Total stockholders' equity	48,614	54,134
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 126,064	$ 118,047

INDEPENDENT WIND ENERGY MANUFACTURERS

Broadwind is a Key Link in the Value Chain



Component	Manufacturers
Wind Blade	tpi COMPOSITES; LM WIND POWER
Gearing / Nacelle	BROADWIND; winergy; ZF; moventas; Sumitomo Drive Technologies
Power Cables / System	Prysmian Group; amsc; kerite ESP CABLE
Tower	BROADWIND; ARCOSA; MARMEN; Gestamp Renewables



BROADWIND | THINK BIG.

IR CONTACT

Please contact our investor relations team at Investor@BWEN.com